Exhibit 99.1
SECURITIES PURCHASE AGREEMENT
     This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of August 31, 2006, by and among BOOKHAM, INC., a Delaware corporation (the “Company”), the investors listed on the Schedule of Investors attached hereto under the heading “Initial Investors” who become parties hereto by executing and delivering an Investor Signature Page in the form attached hereto as Exhibit A (the “Initial Investors”), and the Participation Right Holders (as defined below) who become parties to this Agreement after the date hereof by executing and delivering a Joinder Agreement in the form attached hereto as Exhibit B (the “Additional Investors”). The Initial Investors and the Additional Investors are collectively referred to as the “Investors”.
     WHEREAS, the Company desires to issue and sell to the Investors pursuant to this Agreement shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”) and warrants in the form attached hereto as Exhibit B (the “Warrants”) to purchase shares (the “Warrant Shares”) of Common Stock in such amounts as is set forth on the Schedule of Investors (the Shares, Warrant and Warrant Shares are collectively referred to as the “Securities”);
     WHEREAS, pursuant to an Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the parties listed on Exhibit D hereto (the “Participation Right Holders”), the Company will offer to sell to each Participation Right Holder its pro rata share, as set forth on Exhibit D hereto, of 25% of the Securities being sold hereunder (the “Participation Right Securities”), plus such additional portion of the Participation Right Securities such Participation Right Holder indicates it would purchase if any Participation Right Holder subscribes for less than it pro rata share; and
     WHEREAS, each Investor wishes to purchase such number of Shares as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors and Warrants to purchase such number of Warrant Shares as is set forth opposite such Investor’s name in column (4) on the Schedule of Investors, in each case on the terms and subject to the conditions set forth in this Agreement.
     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:
     1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
          (a) “Affiliate” shall mean, as to any Person (the “Subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the Subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the Subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the Subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.
          (b) “Company Commission Reports” shall mean all reports under Section 13 of the Securities Exchange Act of 1934, as amended, filed by the Company with the Commission during the two years prior to the date hereof.
          (c) “Commission” shall mean the Securities and Exchange Commission.
          (d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.
          (e) “Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.
          (f) “Person” shall mean any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, governmental authority or other entity.
          (g) “Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Investors.
          (h) “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.
          (i) “Subsidiary” shall mean any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.
          (j) “Transaction Documents” shall mean this Agreement, the Registration Rights Agreement and the Warrants.
     2. Purchase and Sale of Shares and Warrant.
          2.1 Shares and Warrants.
          (a) Initial Investors. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 below, the Company shall issue and sell to each Initial Investor, and each Initial Investor severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below), the number of Shares as is set forth opposite such Initial

Investor’s name in column (3) on the Schedule of Investors, along with the Warrants to acquire that number of Warrant Shares as is set forth opposite such Initial Investor’s name in column (4) on the Schedule of Investors.
          (b) Additional Investors. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Additional Investor the number of Shares as is set forth opposite such Additional Investor’s name in column (3) on the Schedule of Investors, along with the Warrants to acquire that number of Warrant Shares as is set forth opposite such Additional Investor’s name in column (4) on the Schedule of Investors.
          2.2 Closing.
          (a) Initial Closing. The initial closing (the “Initial Closing”) of the purchase of up to 8,696,000 Shares and Warrants to purchase up to 2,174,000 Warrant Shares by the Initial Investors shall occur at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof, subject to the notification of satisfaction (or waiver) of the conditions to the Initial Closing set forth in Section 5 below (or such later date as is mutually agreed to by the Company and each Investor). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
          2.3 Additional Closing. Additional sales of up to 2,898,667 Shares and Warrants to purchase up to 724,667 Warrant Shares to the Additional Investors at a subsequent closing (the “Additional Closing”) shall occur at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, up to twelve (12) Business Days following the Initial Closing Date. No consent, waiver, signature or approval from an Initial Investor shall be required for the Additional Closing. The Additional Closing and the Initial Closing are collectively referred to as the “Closing” and the date of the Additional Closing and the Initial Closing are collectively referred to as the “Closing Date.” At the Additional Closing, each Additional Investor shall execute and deliver a Joinder Agreement. A Participation Right Holder who executes and delivers a Joinder Agreement shall become a party to, and be bound by, this Agreement and shall thereafter be an “Investor” for purposes of this Agreement. Upon the Additional Closing, this Agreement shall be automatically amended to add the Additional Investors to the Schedule of Investors. No consent, waiver, signature or approval from any Investor shall be required for such amendments.
          2.4 Purchase Price. The aggregate purchase price for the Shares and the Warrants to be purchased by each Investor (the “Purchase Price”) shall be the amount set forth opposite such Investor’s name in column (5) on the Schedule of Investors. Each Investor shall pay $2.70 for each Share and the related Warrants to be purchased by such Investor at the Closing.
          2.5 Form of Payment. On the Closing Date, each Investor shall pay its respective Purchase Price to the Company for the Shares and the Warrants to be issued and sold to such Investor at such Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions. Within five (5) Business Days following the

Closing Date, Company shall deliver to each Investor a stock certificate evidencing the Shares (in such amount as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors), along with the Warrants (exercisable for the number of shares of Common Stock as is set forth opposite such Investor’s name in column (4) on the Schedule of Investors) purchased by the Investor at such Closing, duly executed on behalf of the Company, in each case registered in the name of such Investor or its designee, in accordance with the completed Securities Delivery Instructions delivered by such Investor in the form attached hereto as Exhibit E (the “Securities Delivery Instructions”).
     3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as follows.
          3.1 Incorporation. Each of the Company and the Subsidiaries is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and the Subsidiaries is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby (a “Material Adverse Effect”).
          3.2 Capitalization. The authorized capital stock of the Company consists of 175,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”). As of August 29, 2006, (i) 57,978,908 shares of Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable, (ii) no shares of Common Stock were held by the Company in its treasury and (iii) no shares of Preferred Stock were issued and outstanding. The Company or a Subsidiary owns all of the capital stock of each Subsidiary, which capital stock is validly issued, fully paid and, where applicable as a legal concept, nonassessable. Except as disclosed on Schedule 3.2, no shares of the capital stock of the Company or any of the Subsidiaries are subject to preemptive rights or any other similar rights of the stockholders of the Company or any such Subsidiary. Except as disclosed on Schedule 3.2 or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of the Subsidiaries, or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries.
          3.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company and the Investors, each of the Transaction Documents shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. The Company has all requisite corporate power to enter into the Transaction Documents and to carry out and perform its obligations under the terms of the Transaction Documents.
          3.4 Valid Issuance of the Shares and Warrant Shares. The Shares being purchased by the Investors hereunder will, upon issuance pursuant to the terms hereof, and the Warrant Shares will, upon exercise of the Warrants in accordance with their terms, be duly authorized, validly issued, fully paid and nonassessable and, assuming the accuracy of each Investor’s representations in this Agreement, will be issued, sold and delivered in compliance with all applicable federal and state securities laws.
          3.5 Consents. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Initial Closing Date, other than such filings required to be made after the Initial Closing under applicable federal and state securities laws and the registration statement contemplated by the Registration Rights Agreement.
          3.6 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (a) any provision of the Certificate of Incorporation or Bylaws of the Company or (b) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market) other than, in the case of (b) above, any violation, default, right of termination, cancellation, acceleration or loss of benefits the occurrence of which would not reasonably be expected to have a Material Adverse Effect.
          3.7 Litigation. Except as described on Schedule 3.7 hereto, there is no material claim, litigation or administrative proceeding pending, or, to the Company’s knowledge, threatened or contemplated, against the Company or any of the Subsidiaries, or against any officer, director or employee of the Company or any such Subsidiary in connection with such person’s employment therewith. Neither the Company nor any of the Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which would reasonably be expected to have a Material Adverse Effect.
          3.8 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct its business as now conducted (other than with respect to software which is generally commercially available and not used or incorporated into the Company’s products and open source software which may be subject to one or more “open source” licenses), except as would not reasonably be expected to have a Material Adverse Effect. There is no claim, action or proceeding that has been made or brought, or to the knowledge of the Company, is threatened, against the Company regarding its Intellectual Property Rights, except as would not reasonably be expected to have a Material Adverse Effect. The business of the Company and the Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and the Subsidiaries do not, to the knowledge of the Company, infringe any patent, trademark, copyright or trade secret rights of any third parties, except as would not reasonably be expected to have a Material Adverse Effect.
          3.9 Reports and Financial Statements. The Company has previously made available to the Investors complete and accurate copies, as amended or supplemented, of the Company Commission Reports. As of their respective dates, the Company Commission Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein as necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Commission Reports, as of their respective dates, (a) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing, (b) were prepared in accordance with United States generally accepted accounting principles (in the case of Company Commission Reports filed prior to September 10, 2004, generally accepted accounting principles in the United Kingdom) applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and (c) fairly represented in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows of the Company for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The Company is not aware of any event occurring or expected to occur on or prior to the Initial Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Initial Closing.
          3.10 Absence of Certain Changes or Events. As of the date hereof, there has been no material adverse change in the business, financial condition or results of operations of the Company, other than changes occurring in the ordinary course of business (which changes have not, individually or in the aggregate, had a Material Adverse Effect) since April 1, 2006, the date of the balance sheets included in the Company’s Form 10-Q for the quarterly period ending April 1, 2006, except as disclosed by the Company on one or more Current Reports on Form 8-K.
          3.11 Exchange Act Registration; Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq Global Market. The Company currently meets the continuing eligibility requirements for listing on the Nasdaq Global Market and has not received any written notice from such market or the NASD that it does not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, would reasonably be expected to have the effect of, terminating the registration of the

Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Market.
          3.12 Internal Accounting and Disclosure Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.
          3.13 Registration Rights; Rights of Participation. Except as described on Schedule 3.13 hereto, (a) the Company has not granted or agreed to grant to any person or entity any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which has not been satisfied in full prior or waived to the date hereof and (b) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities or other assets of the Company solely as a result of the transactions contemplated by this Agreement or the other Transaction Documents.
          3.14 Investment Company Status. The Company is not, and immediately after receipt of payment for the Shares and the Warrants issued under this Agreement will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
          3.15 Form S-3. The Company is eligible to register the Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-3 under the Securities Act.
          3.16 Employee Matters. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. No employees of the Company belong to any union or collective bargaining unit.

          3.17 Title. Except as set forth on Schedule 3.17, the Company and its Subsidiaries have good and indefeasible title to all real property and good and indefeasible title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
          3.18 Insolvency. The Company and its Subsidiaries, on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3.18, “Insolvent” means, with respect to any Person, (a) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total indebtedness, (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (c) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (d) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.
          3.19 Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
          3.20 Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof, except as would not reasonably be expected to have a Material Adverse Effect.
          3.21 Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably be expected to have a Material Adverse Effect.
          3.22 Insurance. The Company maintains insurance for itself and the Subsidiaries in such amounts and covering such losses and risks as is customary in the businesses in which the Company and the Subsidiaries are engaged, except where the failure to maintain such insurance has not had or would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, no notice of cancellation has been received for any of such policies and the Company is in compliance in all material respects with all of the terms and conditions thereof.
          3.23 Brokers or Finders. Other than Cowen and Company, LLC, the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
     4. Representations and Warranties of each Investor. Each Investor hereby represents and warrants to the Company as follows:
          4.1 Incorporation. Such Investor is duly organized, validly existing and, where applicable as a legal concept, in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted.
          4.2 Authorization. All action on the part of such Investor and its Affiliates necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company and the Investors, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. Such Investor has all requisite power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.
          4.3 Purchase Entirely for Own Account, Etc. Such Investor is acquiring the Securities for its own account, and not with a view to, or for sale in connection with, any distribution in violation of the Securities Act. Except as contemplated by this Agreement, such Investor has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities. Such Investor has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Securities.
          4.4 Investor Status, Etc. Such Investor certifies and represents to the Company that at the time the Investor acquires any of the Securities, such Investor will be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Investor’s financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Investor has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.
          4.5 Information. The Company has, prior to the date hereof, provided such Investor with information regarding the business, operations and financial condition of the

Company and has, prior to the date hereof, granted to such Investor the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Shares and Warrants hereunder, in order for such Investor to make an informed decision with respect to its investment in the Shares and Warrants. Neither such information nor any other investigation conducted by such Investor or any of its representatives shall modify, amend or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.
          4.6 Securities Not Registered. Such Investor understands that the Securities have not been registered under the Securities Act and that the Securities must continue to be held by such Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.
          4.7 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Article 4 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities. Such Investor is relying on the representations, acknowledgments and agreements made by the Company in Article 3 and elsewhere in this Agreement in making investing, trading and/or other decisions concerning the Company’s securities.
          4.8 Non-Affiliate Status; Common Stock Ownership. Such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Person in regard to its purchase of Shares and Warrants or otherwise in respect of the Company. Such Investor’s investment in Shares and Warrants is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors of the Company.
          4.9 Consents. All consents, approvals, orders and authorizations required on the part of such Investor in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.
          4.10 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by such Investor and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Investor (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (a) any provision of the organizational documents of such Investor or (b) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Investor or its properties or assets other than, in the case of (b)

above, any violation, default, right of termination, cancellation, acceleration or loss of benefits the occurrence of which would not be likely to have a material adverse effect on the business, financial condition or results of operations of such Investor.
          4.11 Brokers or Finders. Such Investor has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.
          4.12 Certain Trading Activities. Other than any bona fide pledge, hypothecation or re-hypothecation, such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including without limitation, any Short Sales involving the Company’s securities other than any bona fide pledge, hypothecation or re-hypothecation) since the time that the Investor was first contacted by the Company or Cowen and Company, LLC regarding an investment in the Company. Such Investor covenants that, subject to Section 6.7 hereof and other than any bona fide pledge, hypothecation or re-hypothecation, neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transaction in the securities of the Company (including Short Sales other than any bona fide pledge, hypothecation or re-hypothecation) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Such Investor further covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any Short Sales with respect to the securities of the Company (other than any bona fide pledge, hypothecation or re-hypothecation) prior to the date twelve (12) Business Days following the Initial Closing Date. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act (“Regulation SHO”) and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
     5. Conditions Precedent.
          5.1 Conditions to the Obligation of each Initial Investor to Consummate the Initial Closing. The obligation of each Initial Investor to consummate the Initial Closing and to purchase and pay for the Shares and Warrants being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:
          (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Initial Closing Date with the same force and effect as though made on and as of the Initial Closing Date (it being understood and agreed by each Initial Investor that, in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a) or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date in order to satisfy as to such representation and warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

          (b) The Registration Rights Agreement shall have been executed and delivered by the Company.
          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Initial Closing Date.
          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Initial Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (e) The purchase of and payment for the Shares and the Warrants by such Initial Investor shall not be prohibited by any law or governmental order or regulation.
          (f) Such Initial Investor shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, the Company’s outside counsel, dated as of the Initial Closing Date, in the form attached hereto as Exhibit F.
          (g) The Company shall have delivered to such Initial Investor a certificate, executed by the Secretary of the Company and dated as of the Initial Closing Date, as to (i) the resolutions adopted by the Company’s board of directors in connection with the transactions contemplated by this Agreement, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Initial Closing.
          (h) The Company shall have delivered to such Initial Investor a certificate, executed by the Chief Financial Officer of the Company, dated as of the Initial Closing Date, certifying as to compliance with Sections 5.1(a) and 5.1(c).
          (i) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Initial Closing shall be satisfactory in form and substance to such Initial Investor, and such Initial Investor shall have received copies (executed or certified, as may be appropriate) of all documents which such Initial Investor may have reasonably requested in connection with such transactions.
          5.2 Conditions to the Obligation of each Additional Investor to Consummate the Additional Closing. The obligation of each Additional Investor to consummate the Additional Closing and to purchase and pay for the Shares and Warrants being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:
          (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Initial Closing Date with the same force and effect as though made on and as of the Initial Closing Date (it being understood and agreed by each Additional Investor that, in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a) or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date in order to satisfy as to such representation and warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).
          (b) The Registration Rights Agreement shall have been executed and delivered by the Company.
          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Additional Closing Date.
          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Additional Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (e) The purchase of and payment for the Shares and the Warrants by such Additional Investor shall not be prohibited by any law or governmental order or regulation.
          (f) Such Additional Investor shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, the Company’s outside counsel, dated as of the Additional Closing Date, in the form attached hereto as Exhibit F.
          (g) The Company shall have delivered to such Additional Investor a certificate, executed by the Secretary of the Company and dated as of the Additional Closing Date, as to (i) the resolutions adopted by the Company’s board of directors in connection with the transactions contemplated by this Agreement, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Additional Closing.
          (h) The Company shall have delivered to such Additional Investor a certificate, executed by the Chief Financial Officer of the Company, dated as of the Additional Closing Date, certifying as to compliance with Sections 5.2(a) and 5.2(c).
          (i) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Additional Closing shall be satisfactory in form and substance to such Additional Investor, and such Additional Investor shall have received copies (executed or certified, as may be appropriate) of all documents which such Investor may have reasonably requested in connection with such transactions.
          5.3 Conditions to the Obligation of the Company to Consummate the Initial Closing. The obligation of the Company to consummate the Initial Closing and to issue and sell to each Initial Investor the Shares and the Warrants to be purchased by it at the applicable Closing is subject to the satisfaction of the following conditions precedent:
          (a) The representations and warranties contained herein of such Initial Investor shall be true and correct on and as of the Initial Closing Date with the same force and effect as though made on and as of the Initial Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of such Initial Investor contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.3(a)).
          (b) The Registration Rights Agreement shall have been executed and delivered by such Initial Investor.
          (c) Such Initial Investor shall have completed, executed and delivered the Securities Delivery Instructions.
          (d) Such Initial Investor shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Initial Investor on or prior to the Initial Closing Date.
          (e) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Initial Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (f) The sale of the Shares and the Warrants by the Company shall not be prohibited by any law or governmental order or regulation.
          (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Initial Closing shall be satisfactory in form and substance to the Company, and the Company shall have received copies (executed or certified, as may be appropriate) of all documents which the Company may have reasonably requested in connection with such transactions.
          5.4 Conditions to the Obligation of the Company to Consummate the Additional Closing. The obligation of the Company to consummate the Additional Closing and to issue and sell to each Additional Investor the Shares and the Warrants to be purchased by it at the Additional Closing is subject to the satisfaction of the following conditions precedent:
          (a) The representations and warranties contained herein of such Additional Investor shall be true and correct on and as of the Additional Closing Date with the same force and effect as though made on and as of the Additional Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of such Additional Investor contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.4(a)).
          (b) A Joinder Agreement shall have been executed and delivered by such Additional Investor.
          (c) Such Additional Investor shall have completed, executed and delivered the Securities Delivery Instructions.

          (d) Such Additional Investor shall have performed in all material respects all obligations and conditions herein required to be performed or observed by such Additional Investor on or prior to the Additional Closing Date.
          (e) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Additional Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.
          (f) The sale of the Shares and the Warrants by the Company shall not be prohibited by any law or governmental order or regulation.
          (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Additional Closing shall be satisfactory in form and substance to the Company, and the Company shall have received copies (executed or certified, as may be appropriate) of all documents which the Company may have reasonably requested in connection with such transactions.
     6. Covenants.
          6.1 Securities Law Transfer Restrictions. No Investor shall sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Securities, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Investor of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Shares or Warrants in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares or Warrants in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company to, place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.
          6.2 Legends. Certificates representing the Shares and Warrant Shares shall be endorsed with the legends set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer any shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificates: “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT. NOTWITHSTANDING THE FOREGOING, BUT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE

SECURITIES LAWS, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SHARES.”
          6.3 Removal of Legends. Within three (3) Business Days of receipt by the Company of a written request from an Investor accompanied by such additional documentation as may reasonably be requested by the Company to effect such request, the legend set forth in Section 6.2 shall be removed and the Company shall issue a certificate without such legend to the holder of Shares or Warrant Shares, as the case may be, unless otherwise required by state securities laws, (a) following the resale of such securities pursuant to an effective registration statement (including the Registration Statement) or Rule 144 promulgated under the Securities Act (assuming the transferor is not an affiliate of the Company), (b) if such securities are eligible to be sold, assigned or transferred under Rule 144(k) promulgated under the Securities Act (provided that the holder provides the Company with reasonable assurances that such securities are eligible for sale, assignment or transfer under Rule 144(k) promulgated under the Securities Act) or (iii) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If within four (4) Business Days of receipt by the Company of the written request and additional documentation described above, the Company shall fail to issue and deliver an unlegended certificate for Shares or Warrant Shares, as the case may be, to the Investor and if after such fourth (4th) Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Shares or Warrant Shares, as the case may be, then the Company shall, within five (5) Business Days after the Investor so requests, promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Shares or Warrant Shares, as the case may be, and pay cash to the Investor in an amount equal to the excess (if any) of the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the fourth (4th) Business Day following receipt by the Company of the written request and additional documentation described above. “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on The Nasdaq Global Market as reported by Bloomberg, or, if The Nasdaq Global Market begins to operate on an extended hours basis and does not designate the closing sale price as the case may be, then the last sale price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if The Nasdaq Global Market is not the principal securities exchange or trading market for such security, the last closing sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing sale price is reported for such security by Bloomberg, the average of the sale prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor.
          6.4 Short Positions. Each Investor covenants and agrees that, so long as such Investor owns any Shares, such Investor and its Affiliates, taken as a whole, shall not maintain a net short position in the Common Stock (assuming exercise of the Warrants) (as determined under Regulation SHO but taking into account all positions of such Investor and its Affiliates whether or not such Investor and its Affiliates otherwise would constitute an independent trading unit under Regulation SHO) (a “Net Short Position”). Each Investor covenants and agrees, severally and not jointly, to provide the Company with written notice within one (1) Business Day of any establishment by it and its Affiliates, taken as a whole, of a Net Short Position.
          6.5 Reporting Status. Until the earlier of (a) the date on which the Investors shall have sold all the Securities and (b) the date a Fundamental Transaction (as defined below) is consummated, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. “Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, (C) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding Common Stock (not including any Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), (D) consummate a share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such share purchase agreement or other business combination), or (E) reorganize, recapitalize or reclassify its Common Stock or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the issued and outstanding Common Stock or the aggregate ordinary voting power represented by issued and outstanding Common Stock.
          6.6 Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely for general working capital purposes.
          6.7 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. A bona fide pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 7.8 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.
          6.8 Disclosure of Transactions. The Company shall, on or before 8:30 a.m., New York City time, on the first Business Day after the date of this Agreement, issue a press release reasonably acceptable to the Initial Investors disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 4:30 p.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the Transaction Documents (the “Initial 8-K Filing”). The Company confirms that neither it nor any of its Subsidiaries or their respective officers, directors, employees or agents, has provided the Initial Investors with material nonpublic information, other than the terms of the Securities and the existence and terms of the transactions contemplated by the Transaction Documents. From and after the filing of the Company’s Form 10-K for the fiscal year ended July 1, 2006, the Company acknowledges and agrees that it shall have disclosed any material, nonpublic information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents (if any) prior to the filing of the Initial 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the Initial 8-K Filing without the express prior written consent of such Investor. On or before 4:30 p.m., New York City time, on the second Business Day following the Additional Closing, the Company shall file a Current Report on Form 8-K describing all the material terms of such Additional Closing (the “Additional 8-K Filing” and together with the Initial 8-K Filing, the “8-K Filings”). Subject to the foregoing, neither the Company, its Subsidiaries nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filings and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release if it is materially inconsistent with the description of the transactions so described in such 8-K Filings). Without the prior written consent of any applicable Investor, neither the Company nor any of its Subsidiaries shall disclose the name of such Investor in any filing, announcement, release or otherwise, except as may be required by applicable law and regulations.
     7. Miscellaneous Provisions.
          7.1 Further Assurances. The parties agree to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other parties to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.
          7.2 Expenses. Each party will bear its own costs and expenses in connection with this Agreement.
          7.3 Notices. Any notice, demand or request required or permitted to be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a reputable overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:
If to the Company:
Bookham, Inc.
2584 Junction Avenue
San Jose, California 95134
Attn: Chief Financial Officer
Tel: 408-919-6059
Fax: 408-904-4989
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attn: John A. Burgess, Esq.
Tel: 617-526-6418
Fax: 617-526-5000
If to a Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to such Investor’s representatives as set forth on the Schedule of Investors, with a copy (for informational purposes) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attn: Eleazer N. Klein, Esq.
Tel: 212-756-2000
Fax: 212-593-5955
          7.4 Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
          7.5 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other

Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any other party.
          7.6 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement or the other Transaction Documents, individually, and shall not be required to be join any other Investor as an additional party in any proceeding for such purpose.
          7.7 Amendment; Waiver. Except as expressly provided herein, including without limitation Section 2.3, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.
          7.8 Assignment. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. No party hereto may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other parties. Notwithstanding the foregoing, an Investor may assign some or all of its rights and obligations hereunder in connection with the transfer of the right to acquire at least 500,000 Shares or at least 500,000 shares of Common Stock issuable upon exercise of its Warrants. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other parties.
          7.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.
          7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.
          7.11 Survival. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Initial Closing Date and the consummation of the transactions contemplated herein for a period of two years.
          7.12 Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.
          7.13 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          7.14 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          7.15 Entire Agreement. This Agreement, the Registration Rights Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     Executed under seal as of the day and year first above written.

BOOKHAM, INC.

By:	/s/ Steve Abely Name: Steve Abely
Title: Chief Financial Officer

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Enable Growth Partners LP

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building Suite 255

San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 1,978,967

Number of Warrants: 494,741

Aggregate Purchase Price:
$5,343,210.90

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Enable Opportunity Partners LP

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building Suite 255

San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 380,571

Number of Warrants: 95,143

Aggregate Purchase Price:
$1,027,541.70

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Pierce Diversified Strategy Master Fund LLC, Ena

By:	/s/ Brendan O’Neil Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Address: One Ferry Building Suite 255

San Francisco, CA 94111

Telephone No.: 415-677-1578

Facsimile No.: 415-677-1580

Email Address: boneil@enablecapital.com

Number of Shares: 177,599

Number of Warrants: 44,400

Aggregate Purchase Price:
$479,517.30

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Radcliffe SPC, Ltd for and on behalf of the Class A Convertible Crossover Segregated Portfolio

Radcliffe SPC, Ltd for and on behalf of the Class A Convertible Crossover Segregated Portfolio
By: RG Capital Management, L.P.
By: RGC Managment Company, L.L.C.

By:	/s/ Gerald F. Stahlecker Gerald F. Stahlecker
Managing Director

Address: c/o RG Capital Management, L.P.

3 Bala Plaza-East, Suite 501

Bala Cynwyd, PA 19004

Telephone No.: (610) 617-5900

Facsimile No.: (610) 617-0580
Email Address: gstahlecker@radcliffefunds.com
chinkel@radcliffefunds.com
ops@radcliffefunds.com

Number of Shares: 372,500

Number of Warrants: 93,125

Aggregate Purchase Price: $1,005,750

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

UBS O’Connor LLC FBO O’Connor PIPES Corporate Strategies Master Limited

By:	/s/ Jeffrey Putman Name: Jeffrey Putman
Title: Executive Director

Address: UBS O’Connor LLC

One North Wacker Drive, 32nd Floor

Chicago, IL 60606

Telephone No.: (312) 525-5839

Facsimile No.: (312) 525-6271

Contact: Jeff Richmond

Email Address: jeff.richmond@ubs.com

Number of Shares: 650,000

Number of Warrants: 162,500

Aggregate Purchase Price:
$1,755,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

LEO VENTURES FUND SPC for an on behalf of its Segregated Portfolio Class A

By:	/s/ Nichola Bryce Name: Nichola Bryce on behalf of Helen Forrest (per attached proxy)
Title: Director

Address: 20 Parliament Street,

Hamilton, HM12, Bermuda

Telephone No.: +1 441 296 8200

Facsimile No.: +1 441 296 8205

Email Address: nbryce@leofund.com

Number of Shares: 1,100,000

Number of Warrants: 275,000

Aggregate Purchase Price: $2,970,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Leonardo Capital Fund Limited

Leonardo Capital Fund Ltd

By:	/s/ Keith O’Callaghan Name: Keith O’Callaghan
Title: CFO Leo Fund Managers Ltd

Address: 2nd Floor Liscaton House

127 Sloone Street, London

SW1X 9A5

Telephone No.: 0207 8245858

Facsimile No.: 0207 7302809

Email Address: terence@leofund.co.uk

Number of Shares: 2,200,000

Number of Warrants: 550,000

Aggregate Purchase Price:
$5,940,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Perennial Fund LP

By:	/s/ Richard Josein Name: Richard Josein
Title: CFO Authorized Signatory Ampere Capital LLC General Partner

Address: c/o Ampere Capital Management LP

75 Rockefeller Plaza

New York, NY 10019

Telephone No.: (646) 825 4425

Facsimile No.: (646) 956 9325

Email Address: wwilkey@amperecapital.com

Number of Shares: 13,350

Number of Warrants: 3,340

Aggregate Purchase Price:
$36,045.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Perennial Fund Ltd

By:	/s/ Richard Josein Name: Richard Josein
Title: CFO Ampere Capital Management LP
Investment Adviser, Perennial Fund Ltd

Address: c/o Ampere Capital Management LP

75 Rockefeller Plaza

New York, NY 10019

Telephone No.: (646) 825 4425

Facsimile No.: (646) 956 9325

Email Address: wwilkey@amperecapital.com

Number of Shares: 97,010

Number of Warrants: 24,250

Aggregate Purchase Price:
$261,927.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Permal Investment Holdings NV

By:	/s/ Richard Josein Name: Richard Josein
Title: CFO Ampere Capital Management LP
Investment Manager, Permal Investment Holdings NV

Address: c/o Ampere Capital Management LP

75 Rockefeller Plaza

New York, NY 10019

Telephone No.: (646) 825 4425

Facsimile No.: (646) 956 9325

Email Address: wwilkey@amperecapital.com

Number of Shares: 58,480

Number of Warrants: 14,620

Aggregate Purchase Price:
$157,896.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

The Perennial Master Fund Ltd

By:	/s/ Richard Josein Name: Richard Josein
Title: CFO Ampere Capital Management LP
Investment Manager, Perennial Master Fund Ltd.

Address: c/o Ampere Capital Management LP

75 Rockefeller Plaza

New York, NY 10019

Telephone No.: (646) 825 4425

Facsimile No.: (646) 956 9325

Email Address: wwilkey@amperecapital.com

Number of Shares: 81,160

Number of Warrants: 20,290

Aggregate Purchase Price:
$219,132

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

ALEXANDRA GLOBAL MASTER FUND LTD. By: ALEXANDRA INVESTMENT MANAGEMENT, LLC,
as Investment Advisor

By:	/s/ Mikhail Filimonov Name: Mikhail Filimonov
Title: Chairman and Chief Executive Officer

Address: Alexandra Global Master Fund Ltd.

o/o Alexandra Investment Management, LLC
767 Third Avenue, 39th Floor

New York, New York 10017

Telephone No.: (212) 301-1800

Facsimile No.: (212) 301-1814

Email Address: mikhail.filimonov@alexandra.net

Number of Shares: 650,000

Number of Warrants: 162,500

Aggregate Purchase Price:
$1,755,000.00

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

GLG NORTH AMERICAN OPPORTUNITY FUND

GLG PARTNERS LP AS INVESTMENT MANAGER FOR AND ON BEHALF OF GLG NORTH AMERICAN OPPORTUNITY FUND
/s/ Simon White Simon White
Chief Operating Officer
GLG Partners LP

/s/ Emmanuel Roman Emmanuel Roman
Managing Director
GLG Partners LP

Address: c/o GLG Partners LP

One Curzon Street

London W1J 5M8

United Kingdom

Telephone No.: + 44 207 016 7000

Facsimile No.: + 44 207 016 7200

Email Address:

Number of Shares: 1,000,000

Number of Warrants: 250,000

Aggregate Purchase Price:
$2,700,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

GLG TECHNOLOGY FUND

GLG PARTNERS LP AS INVESTMENT MANAGER FOR AND ON BEHALF OF GLG TECHNOLOGY FUND
/s/ Simon White Simon White
Chief Operating Officer
GLG Partners LP

/s/ Emmanuel Roman Emmanuel Roman
Managing Director
GLG Partners LP

Address: c/o GLG Partners LP

One Curzon Street

London W1J 5M8

United Kingdom

Telephone No.: + 44 207 016 7000

Facsimile No.: + 44 207 016 7200

Email Address:

Number of Shares: 800,000

Number of Warrants: 200,000

Aggregate Purchase Price:
$2,160,000

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Penn Micro Cap Fund, LP

By:	/s/ J. Paolo Silva Name: Paulo Silva Title: Portfolio Manager

Address: 457 Haddonfield Road

Cherry Hill, NJ 08002

Telephone No.: 856-910-8181

Facsimile No.: 856-910-7554

Email Address: psilva@penncapital.com

Number of Shares: 35,264

Number of Warrants: 8816

Aggregate Purchase Price:
$95,212.80

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Peter Kaltman

By:	/s/ J. Paolo Silva Name: Paulo Silva Title: Portfolio Manager

Address: 457 Haddonfield Road

Cherry Hill, NJ 08002

Telephone No.: 856-910-8181

Facsimile No.: 856-910-7554

Email Address: psilva@penncapital.com

Number of Shares: 14,908

Number of Warrants: 3,727

Aggregate Purchase Price:
$40,251.60

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Penn Distressed Fund, LP

By:	/s/ J. Paolo Silva Name: Paulo Silva
Title: Portfolio Manager

Address: 457 Haddonfield Road

Cherry Hill, NJ 08002

Telephone No.: 856-910-8181

Facsimile No.: 856-910-7554

Email Address: psilva@penncapital.com

Number of Shares: 53,848

Number of Warrants: 13,462

Aggregate Purchase Price:
$145,389.60

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Penn Enhanced Core Opportunistic Fund, LP

By:	/s/ J. Paolo Silva Name: Paulo Silva
Title: Portfolio Manager

Address: 457 Haddonfield Road

Cherry Hill, NJ 08002

Telephone No.: 856-910-8181

Facsimile No.: 856-910-7554

Email Address: psilva@penncapital.com

Number of Shares: 128,639

Number of Warrants: 32,160

Aggregate Purchase Price:
$347,325.30

Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

Penn Diversified Micro Cap Equity Fund, LP

By:	/s/ J. Paolo Silva Name: Paulo Silva
Title: Portfolio Manager

Address: 457 Haddonfield Road

Cherry Hill, NJ 08002

Telephone No.: 856-910-8181

Facsimile No.: 856-910-7554

Email Address: psilva@penncapital.com

Number of Shares: 3,704

Number of Warrants: 926

Aggregate Purchase Price: $10,000.80

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)	(6)
Initial Investors
		Aggregate	Aggregate		Legal Representative’s
		Amount of	Number of	Aggregate	Address and Facsimile
Investor	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Number
Enable Growth Partners LP	One Ferry Building	1,978,967	494,741	$5,343,210.90
	Suite 255
	San Francisco, CA 94111
	Attn: Brendan O'Neil
	Fax: 415-677-1580

Enable Opportunity Partners LP	One Ferry Building	380,571	95,143	$1,027,541.70
	Suite 255
	San Francisco, CA 94111
	Attn: Brendan O'Neil
	Fax: 415-677-1580

Pierce Diversified Strategy	One Ferry Building	177,599	44,400	$479,517.30
Master Fund LLC, Ena	Suite 255
	San Francisco, CA 94111
	Attn: Brendan O'Neil
	Fax: 415-677-1580

Radcliffe SPC, Ltd for and on behalf of the Class A	c/o RG Capital Management, L.P.	372,500	93,125	$1,005,750.00
Convertible Crossover	3 Bala Plaza-East, Suite
Segregated Portfolio	501 Bala Cynwyd, PA 19004
	Fax: 610-617-0580

UBS O’Connor LLC FBO	One North Wacker Drive	650,000	162,500	$1,755,000.00
O’Connor PIPES Corporate	32nd Floor
Strategies Master Limited	Chicago, IL 60606
	Attn: Jeff Richmond
	Fax: 312-525-6271

Leo Ventures Fund SPC for and	Corner House	1,100,000	275,000	$2,970,000.00
on behalf of its Segregated	Lower Ground Floor
Portfolio Class A	20 Parliament Street
	Hamilton HM 12
	Bermuda
	Attn: Nichola Bryce
	Fax: 1 441 296 8205

(1)	(2)	(3)	(4)	(5)	(6)
Initial Investors
		Aggregate	Aggregate		Legal Representative’s
		Amount of	Number of	Aggregate	Address and Facsimile
Investor	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Number
Leonardo Capital Fund Ltd	c/o Leo Fund Managers Ltd	1,100,000	275,000	$2,970,000.00
	2nd Floor Liscarton House
	127 Sloone Street
	London SW1X 9A5
	United Kingdom
	Attn: Terence Tinnelley
	Fax: 0207 7302809

Perennial Fund LP	c/o Ampere Capital	13,350	3,340	$36,045.00
	Management LP
	75 Rockefeller Plaza
	New York, NY 10019
	Attn: W. Wilkey
	Fax: 212-956-9325

Perennial Fund Ltd	c/o Ampere Capital	97,010	24,250	$261,927.00
	Management LP
	75 Rockefeller Plaza
	New York, NY 10019
	Attn: W. Wilkey
	Fax: 212-956-9325

Permal Investment	c/o Ampere Capital	58,480	14,620	$157,896.00
Holdings NV	Management LP
	75 Rockefeller Plaza
	New York, NY 10019
	Attn: W. Wilkey
	Fax: 212-956-9325

The Perennial Master	c/o Ampere Capital	81,160	20,290	$219,132.00
Fund Ltd	Management LP
	75 Rockefeller Plaza
	New York, NY 10019
	Attn: W. Wilkey
	Fax: 212-956-9325

Alexandra Global Master	c/o Alexandra Investment	650,000	162,500	$1,755,000.00	Law Offices of Brian
Fund Ltd.	Management, LLC				W. Pusch 29 West 57th
	767 Third Avenue,				Street, Penthouse Suite
	39th Floor				New York, New York
	New York, New York				10019
	Fax: 212-301-1810				Attn: Amanda Webb

GLG North American	GLG Partners LP	1,000,000	250,000	$2,700,000.00
Opportunity Fund	One Curzon Street
	London W1J 5MB
	United Kingdom
	Attn: Antonio Dos Santos
	Fax: 0207 0167200

GLG Technology Fund	GLG Partners LP	800,000	200,000	$2,160,000.00
	One Curzon Street
	London W1J 5MB
	United Kingdom
	Attn: Antonio Dos Santos
	Fax: 0207 0167200

(1)	(2)	(3)	(4)	(5)	(6)
Initial Investors
		Aggregate	Aggregate		Legal Representative’s
		Amount of	Number of	Aggregate	Address and Facsimile
Investor	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Number
Penn Micro Cap Fund, LP	457 Haddonfield Road	35,264	8,816	$95,221.80
	Cherry Hill, NJ 08002
	Attn: Paolo Silva
	Fax: 856-910-7554

Peter Kaltman	457 Haddonfield Road	14,908	3,727	$40,251.60
	Cherry Hill, NJ 08002
	Attn: Paolo Silva
	Fax: 856-910-7554

Penn Distressed Fund, LP	457 Haddonfield Road	53,848	13,462	$145,389.60
	Cherry Hill, NJ 08002
	Attn: Paolo Silva
	Fax: 856-910-7554

Penn Enhanced Core	457 Haddonfield Road	128,639	32,160	$347,325.30
Opportunistic Fund, LP	Cherry Hill, NJ 08002
	Attn: Paolo Silva
	Fax: 856-910-7554

Penn Diversified Micro	457 Haddonfield Road	3,704	926	$10,000.80
Cap Equity Fund LP	Cherry Hill, NJ 08002
	Attn: Paolo Silva
	Fax: 856-910-7554
Additional Investors

		Aggregate	Aggregate		Legal Representative's
		Amount of	Number of	Aggregate	Address and Facsimile
Investor	Address and Facsimile Number	Shares	Warrant Shares	Purchase Price	Number

EXHIBIT A
Investor Signature Page
By its execution and delivery of this signature page, the undersigned hereby agrees to become an Investor, as defined in the Securities Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”) by and among BOOKHAM, INC. and the Investors (as defined therein), and joins in and agrees to be bound by the terms and conditions of the Purchase Agreement as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:

Name:
Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares:

Number of Warrants:

Aggregate Purchase Price: $

EXHIBIT B
Joinder Agreement
     By execution and delivery of this Joinder Agreement, the undersigned hereby agrees to become an Investor, as defined in that certain Securities Purchase Agreement (the “Purchase Agreement”) by and among Bookham, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in the Purchase Agreement), dated as of August 31, 2006, acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of Each Investor,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as an “Investor” thereunder and (ii) the Registration Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this Joinder Agreement to be attached to the Purchase Agreement and the Registration Rights Agreement, or counterparts thereof.
     Executed, in counterpart, as of the date set forth below.

[INVESTOR]

By:

Name:
Title:

Date:

Address:

Facsimile:

Contact Information for Legal Representative:

Address:

Facsimile:

EXHIBIT C
[FORM OF WARRANT]

EXHIBIT D

Participation Right Holder	Pro Rata Share
Capital Ventures International	3.87%

Magnetar Capital Master Fund, Ltd.	48.34%

Portside Growth & Opportunity Fund	8.22%

Satellite Strategic Finance Associates, LLC	7.73%

SDS Capital Group SPC, Ltd.	7.73%

Smithfield Fiduciary LLC	8.22%

Vicis Capital Master Fund	15.89%

EXHIBIT E
SECURITIES DELIVERY INSTRUCTIONS
Please instruct us as to where you would like the Securities delivered to following the Closing:

Name:

Company:

Address:

Telephone:

Other Special Instructions:

EXHIBIT F
[FORM OF LEGAL OPINION]

Disclosure Schedule
August 31, 2006
     Each disclosure contained in this Disclosure Schedule shall qualify the corresponding section or subsection contained in Section 3 of the Securities Exchange Agreement dated as of August 31, 2006 (the “Securities Exchange Agreement”) by and among Bookham, Inc. and each of the entities whose names appear on the signature pages to such Securities Exchange Agreement.
     The headings contained in this Disclosure Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Disclosure Schedule or to expand the scope of the information required to be disclosed in this Disclosure Schedule.
3.2. Capitalization

Approximate total number of shares subject to outstanding options to purchase Common Stock pursuant to all stock option plans and agreements and the employee stock purchase plan (as of August 29, 2006):	7,135,919

Total number of shares of Common Stock issuable pursuant to outstanding warrants (as of August 29, 2006):	3,092,845
The Company is obligated to issue up to an aggregate of approximately 348,000 shares of Common Stock upon the achievement of certain integration and revenue milestones pursuant to the Share Purchase Agreement dated as of March 2, 2006 by and between the Shareholders listed on Annex B thereto and the Company.
Pursuant to Section 6.1 of the Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the Investors (as defined therein), the Investors have the right of participation as set forth therein.
The Company and certain of its subsidiaries (collectively, the “Borrowers”) have entered into a credit agreement with Wells Fargo Foothill, Inc. and other lenders regarding a three-year $25,000,000 senior secured revolving credit facility. The obligations of the Borrowers under the credit agreement are secured pursuant to a security agreement by the assets of the Company and certain of its subsidiaries, including a pledge of the capital stock holdings of certain subsidiaries of the Company.
     3.7 Litigation
     On June 26, 2001, a putative securities class action captioned Lanter v. New Focus, Inc. et al., Civil Action No. 01-CV-5822, was filed against New Focus, Inc. and several of its officers and directors, or the Individual Defendants, in the United States District Court for the Southern District of New York. Also named as defendants were Credit Suisse First Boston Corporation,

Chase Securities, Inc., U.S. Bancorp Piper Jaffray, Inc. and CIBC World Markets Corp., or the Underwriter Defendants, the underwriters in New Focus’s initial public offering. Three subsequent lawsuits were filed containing substantially similar allegations. These complaints have been consolidated. On April 19, 2002, plaintiffs filed an Amended Class Action Complaint, described below, naming as defendants the Individual Defendants and the Underwriter Defendants.
     On November 7, 2001, a Class Action Complaint was filed against Bookham Technology plc and others in the United States District Court for the Southern District of New York. On April 19, 2002, plaintiffs filed an Amended Complaint. The Amended Complaint names as defendants Bookham Technology plc, Goldman, Sachs & Co. and FleetBoston Robertson Stephens, Inc., two of the underwriters of Bookham Technology plc’s initial public offering in April 2000, and Andrew G. Rickman, Stephen J. Cockrell and David Simpson, each of whom was an officer and/or director at the time of the initial public offering.
     The Amended Complaint asserts claims under certain provisions of the securities laws of the United States. It alleges, among other things, that the prospectuses for Bookham Technology plc’s and New Focus’s initial public offerings were materially false and misleading in describing the compensation to be earned by the underwriters in connection with the offerings, and in not disclosing certain alleged arrangements among the underwriters and initial purchasers of ordinary shares, in the case of Bookham Technology plc, or common stock, in the case of New Focus, from the underwriters. The Amended Complaint seeks unspecified damages (or in the alternative rescission for those class members who no longer hold ordinary shares, in the case of Bookham Technology plc or common stock, in the case of New Focus), costs, attorneys’ fees, experts’ fees, interest and other expenses. In October 2002, the individual defendants were dismissed, without prejudice, from the action. In July 2002, all defendants filed Motions to Dismiss the Amended Complaint. The motion was denied as to Bookham Technology plc and New Focus in February 2003. Special committees of the board of directors authorized the companies to negotiate a settlement of pending claims substantially consistent with a memorandum of understanding negotiated among class plaintiffs, all issuer defendants and their insurers.
     Plaintiffs and most of the issuer defendants and their insurers have entered into a stipulation of settlement for the claims against the issuer defendants, including the Company. Under the stipulation of settlement, the plaintiff will dismiss and release all claims against participating defendants in exchange for a payment guaranty by the insurance companies collectively responsible for insuring the issuers in the related cases, and the assignment or surrender to the plaintiffs of certain claims the issuer defendants may have against the underwriters. On February 15, 2005, the Court issued an Opinion and Order preliminarily approving the settlement provided that the defendants and plaintiffs agree to a modification narrowing the scope of the bar order set forth in the original settlement agreement. The parties agreed to the modification narrowing the scope of the bar order, and on August 31, 2005, the court issued an order preliminarily approving the settlement and setting a public hearing on its fairness for April 24, 2006. The Company believes that both Bookham Technology, plc and New Focus have meritorious defenses to the claims made in the Amended Complaint and therefore believes that such claims will not have a material effect on its financial position, results of operations or cash flows.
3.13 Registration Rights; Rights of Participation
     Pursuant to Section 6.1 of the Exchange Agreement, dated as of January 13, 2006, by and among the Company, Bookham Technology plc and the Investors (as defined therein), the Investors have the right of participation as set forth therein.
3.17 Title
     The Borrowers have entered into a credit agreement with Wells Fargo Foothill, Inc. and other lenders regarding a three-year $25,000,000 senior secured revolving credit facility. The obligations of the Borrowers under the credit agreement are secured pursuant to a security agreement by the assets of the Company and certain of its subsidiaries, including a pledge of the capital stock holdings of certain subsidiaries of the Company.
     Barclays Bank PLC has a charge over the credit balance of accounts of Bookham Technology plc with Barclays Bank PLC securing the following facilities from Barclays Bank PLC to Bookham Technology plc: (i) a bonds, guarantees and indemnities facility of 320,000 pounds sterling; and (ii) a spot and forward exchange transaction facility of up to a gross limit of 1,000,000 pounds sterling.

Debtor		File No.
Name	Jurisdiction	and Date	Secured Party	Collateral
Ignis Optics, Inc. (a DE corp.)	DE SOS (UCC, Tax Liens)	11196273 9/20/01	The CIT Group	Lease filing (specific equipment)
		11726855 12/18/01	Pentech Financial Services, Inc. and CIT Technology Financing Services, Inc. (by partial assignment)	Lease filing (specific equipment)
		20683783 3/15/02	The CIT Group	Lease filing (specific equipment)
		22559304 10/4/02	Agilent Financial Services, Inc.	Lease filing (specific equipment)
		30649254 2/21/03	Agilent Financial Services, Inc.	Lease filing (specific equipment)
New Focus, Inc. (a DE corp.)	Santa Clara County, CA (UCC, Tax Liens, Judgments, Litigation, Bankruptcy)	15513019 12/29/00	Hollander-Smith, Inc.	Mechanics’ Lien ($8,054.16)
Onetta, Inc. (a DE corp.)	DE SOS (UCC, Tax Liens)	20439863 1/25/02	Cedar Boulevard Lease Funding LLC	Lease filing (specific equipment)
		32516519 9/29/03	Cedar Boulevard Lease Funding LLC	Lease filing (specific equipment) and in lieu continuation statement

Debtor		File No.
Name	Jurisdiction	and Date	Secured Party	Collateral
Nectar Acquisition Corporation (a DE corp.)	DE (UCC, Tax Liens)	50676859 3/2/05	Societe Generale, as Security Agent	Pledge shares of NFO WorldGroup, Inc., a DE corp.
		50858978 3/17/05	Societe Generale, as Security Agent	Pledge shares of NFO WorldGroup, Inc., a DE corp.
Bookham Technology plc	UK	01/08/1996	ING Lease (UK) Limited	All monies due or to become due from the company to the ING Lease (UK) Limited under or in respect of Lease Agreements.
Bookham (Canada) Inc.	CN	605907351	Royal Bank of Canada	Accounts and Other